SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 13, 2009
(Date of earliest event reported)
FLOW INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842

(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	Number)
23500 - 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code:
(253) 850-3500
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
(a) On August 13, 2009, Flow International Corporation (the “Company”) issued a press release containing, among other things, comments on expected results for its fiscal 2010 first quarter ended July 31, 2009.
A copy of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01. Exhibits
     (d) Exhibits
99.1	Press Release dated August 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2009	FLOW INTERNATIONAL CORPORATION
	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary